                                                                   Exhibit 4.20



                 FIRST AMENDMENT TO GUARANTY OF PAYMENT OF DEBT
                 ----------------------------------------------



                  This FIRST AMENDMENT TO GUARANTY OF PAYMENT OF DEBT is made and entered into as of this 20TH day of January, 1998 by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation ("Parent"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Agent, the "Agents") and the banks from time to time party thereto (the "Banks").


                                   WITNESSETH;

                  WHEREAS, Forest City Rental Properties Corporation (the "Borrower"), the Banks and the Agents previously entered into a certain Credit Agreement dated as of December 10, 1997 (the "Credit Agreement"); and

                  WHEREAS, the Banks required, as a condition to entering into the Credit Agreement, that Parent execute and deliver to the Agents and the Banks a certain Guaranty of Payment of Debt dated December 10, 1997 (the "Guaranty") and Parent agreed to and did execute and deliver the Guaranty to the Agents and the Banks; and

                  WHEREAS, Borrower, Parent, the Banks, and the Agents desire to make certain amendments to the Credit Agreement and, concurrently therewith, to amend the Guaranty.

                  NOW, THEREFORE, it is mutually agreed as follows:

                  1. AMENDMENT TO SECTION 2 OF THE GUARANTY. Section 2 of the Guaranty is hereby amended by deleting the second sentence therein and replacing it with the following sentence:

                  The Agreement provides, on and subject to certain conditions therein set forth, for Term Loans and Revolving Loans by the Banks to the Borrower up to an aggregate maximum principal amount of Two Hundred Twenty-Five Million Dollars ($225,000,000).

                  2. AMENDMENT TO SECTION 9.05(b)(iii) OF THE GUARANTY. Section 9.05(b)(iii) of the Guaranty shall be amended by deleting it in its entirety and substituting therefor a new subsection (c) as follows:

              (c) the Guarantor and/or the Subsidiary shall have received notice, or have knowledge, of any actual, pending or threatened claim, notice, litigation, citation, proceeding or demand relating to any matter(s) described in subclauses (b)(i) and (b)(ii) of this Section 9.05.

                  3. AMENDMENT TO SECTION 9.10(h) OF THE GUARANTY. Section 9.10(h) of the Guaranty shall be amended by adding the word "to" after the word "not" in the eleventh line of such Section 9.10(h).

                  4. AMENDMENT TO SECTION 9.14(a) OF THE GUARANTY. Section 9.14(a) of the Guaranty shall be amended by deleting it in its entirety and substituting therefor the following:

              (a) The Guarantor will not permit the Cash Flow Coverage Ratio (i) for any fiscal year to be less than 1.75:1.00 and (ii) subject to subsection (i) hereof, for any four consecutive quarters to be less than 1.50:1.00.

                  5. AMENDMENT TO SECTION 9.14(b) OF THE GUARANTY. Section 9.14(b) of the Guaranty shall be amended by deleting the last sentence contained therein and substituting therefor the following sentence:

              From and after such conversion, the Guarantor will not permit the Cash Flow Coverage Ratio to be less than 1.25:1.00 for any four (4) consecutive quarters.

                  6. DEFINITIONS. Terms used in this First Amendment to Guaranty of Payment of Debt that are defined in the Guaranty or the Credit Agreement shall have the respective meanings ascribed to them in the Guaranty or the Credit Agreement, as the case may be.

                  7. REPRESENTATIONS AND WARRANTIES. Parent represents and warrants to the Agents and each of the Banks that all of the representations and warranties of the Parent set forth in Section 7 of the Guaranty are true and correct on and as of the date hereof and that no Event of Default or Possible Default exists on such date.

                  8. NO WAIVER. The acceptance, execution and/or delivery of this First Amendment to Guaranty of Payment of Debt by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Parent under the Guaranty as in effect prior to the effectiveness of this First Amendment to Guaranty of Payment of Debt or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

                  9. CONDITIONS TO EFFECTIVENESS. The amendments to the Guaranty herein provided for shall become effective upon receipt by the Agents and the Banks of such opinions of counsel to the Borrower and the Parent, certified copies of resolutions of the Boards of Directors of the Borrower and the Parent, and such other documents as shall be required by the Agents, the Banks, or their respective counsel to evidence and confirm the due authorization, execution and delivery of this First Amendment to Guaranty of Payment of Debt.

                  10. CONFIRMATION OF GUARANTY. The Parent hereby confirms that the Guaranty is in full force and effect on the date hereof and that, upon the amendment herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.

                  IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.




                              FOREST CITY ENTERPRISES, INC.



                              BY:  /s/ Thomas G. Smith
                                 -----------------------------------------------
                              TITLE: Thomas G. Smith, Chief Financial
                                    --------------------------------------------
                                     Officer, Senior Vice President and
                                     Secretary


                              KEYBANK NATIONAL ASSOCIATION,
                                   Individually and as Administrative Agent

                              BY:  /s/ KeyBank National Association
                                 -----------------------------------------------
                              TITLE:  Vice President
                                    --------------------------------------------


                              NATIONAL CITY BANK, Individually and as
                                   Syndication Agent


                              BY:  /s/ National City Bank
                                 -----------------------------------------------
                              TITLE:  Senior Vice President
                                    --------------------------------------------


                              THE HUNTINGTON NATIONAL BANK


                              BY:   /s/ James R. Logan
                                 -----------------------------------------------
                              TITLE:   Senior Vice President
                                    --------------------------------------------


                              FIRST MERIT BANK


                              BY:  /s/ First Merit Bank
                                 -----------------------------------------------
                              TITLE:  Vice President
                                    --------------------------------------------


                              COMERICA BANK


                              BY:   /s/ David J. Campbell
                                 -----------------------------------------------
                              TITLE:  David J. Campbell, Vice President
                                    --------------------------------------------

                              CREDIT LYONNAIS

                              BY:  /s/ Gregory E. Allen, New York Branch
                                 -----------------------------------------------
                              TITLE:   Vice President
                                    --------------------------------------------


                              STAR BANK


                              BY:  /s/ Star Bank
                                 -----------------------------------------------
                              TITLE:  Vice President
                                    --------------------------------------------


                              MANUFACTURERS AND TRADERS
                                  TRUST COMPANY


                              BY:   /s/ Manufacturers and Traders Trust Company
                                 -----------------------------------------------
                              TITLE:
                                    --------------------------------------------



                              U.S.  BANK NATIONAL ASSOCIATION


                              BY:    /s/ U.S. Bank National Association
                                 -----------------------------------------------
                              TITLE:   Assistant Vice President
                                    --------------------------------------------

                                    TERM NOTE
                        (U.S. Bank National Association)



$4,800,000.00                                                    Cleveland, Ohio
                                                                January 20, 1998



         FOR VALUE RECEIVED, the undersigned, FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Holder"), in lawful money of the United States of America, at the main office of KeyBank National Association, Administrative Agent, 127 Public Square, Cleveland, Ohio 44114, the principal sum of Four Million Eight Hundred Thousand and 00/100 DOLLARS ($4,800,000.00). The unpaid principal balance outstanding on this Term Note (this "Note") from time to time and interest thereon shall be determined by the ledgers and records of the Holder as accurately maintained.

         This Note is one of the Term Notes defined and referred to in, and is entitled to the benefits of, a certain Credit Agreement dated as of December 10, 1997, among the Borrower, the banks named therein, KeyBank National Association, as Administrative Agent and National City Bank, as Syndication Agent (said Credit Agreement, as it may be from time to time amended, restated, or otherwise modified, being herein called the "Credit Agreement"). Reference is made to the Credit Agreement for a statement of the rights of the Holder and the duties and obligations of the Borrower in relation thereto, but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due. Capitalized terms used in this Note but not defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         The Borrower agrees to pay the principal of this Note in the amounts and on the dates provided for in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount of this Note from time to time outstanding from the date of this Note until payment in full thereof at the rates per annum determined in accordance with provisions of the Credit Agreement. Interest shall be payable on each date provided for in or determined in accordance with the provisions of the Credit Agreement; provided, that interest on any principal not paid when due shall be due and payable on demand.

         Interest on this Note shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

         Reference is hereby made to the Credit Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events and for voluntary prepayments hereon. The term "Holder" includes the successors and assigns, if any, of the Holder named in the first paragraph hereof

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate(s) equal to the rate(s) otherwise in effect pursuant to the Credit Agreement plus two percent (2%) per annum. All payments of principal of and interest on this Note shall be made in immediately available funds.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and bringing suit, and agrees that Holder may extend the time for payment, accept partial payment, take security therefor or exchange or release any collateral, without discharging or releasing the Borrower.

         This Note was executed in Cleveland, Cuyahoga County, Ohio. The construction, validity and enforceability of this Note shall be governed by the laws of the State of Ohio.

         The Borrower authorizes any attorney at law to appear before any Court of record, state or Federal, in the county where this Note was executed or where the Borrower resides or may be found, after the unpaid principal balance of this Note becomes due, either by lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, and waive the issuance and service of process, admit the maturity of this Note, by reason of acceleration or otherwise, and confess judgment against the Borrower in favor of the Holder of this Note for the amount then appearing due on this Note, together with interest thereon and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The Borrower expressly authorizes any attorneys for the Holder to receive compensation from the Holder for services rendered in exercising the foregoing warrant of attorney and in the enforcement of any judgment obtained against the Borrower in favor of the Holder on this Note, and the Borrower expressly waives any conflict of interest to which any attorneys for the Holder may be subject that may arise in connection with such attorneys exercising any of the rights and/or powers of the Holder provided for herein or the enforcement of any judgment hereon in favor of Holder. The foregoing warrant of attorney shall survive any judgment and may be used from time to time without exhausting the right to further use the warrant of attorney and, if any judgment be vacated for any reason, the Holder of this Note nevertheless may use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower.

         "WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGEMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITORS WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."



                                        FOREST CITY RENTAL PROPERTIES
                                        CORPORATION



                                        By: /s/ Thomas G. Smith
                                           -------------------------------------
                                           Thomas G. Smith, Vice President and
                                           Assistant Secretary

                               REVOLVING LOAN NOTE
                        (U.S. Bank National Association)



$13,200,000.00                                                   Cleveland, Ohio
                                                                January 20, 1998



         FOR VALUE RECEIVED, the undersigned, FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Holder"), in lawful money of the United States of America, at the main office of KeyBank National Association, Administrative Agent, 127 Public Square, Cleveland, Ohio 44114, the principal sum of Thirteen Million Two Hundred Thousand and 00/100 DOLLARS ($13,200,000.00), or, if lesser, the aggregate unpaid principal amount of all Revolving Loans evidenced by this Note made by the Holder to the Borrower pursuant to Section 3.03 of the Credit Agreement (as hereinafter defined). The unpaid principal balance outstanding on this Revolving Loan Note (this "Note") from time to time and interest thereon shall be determined by the ledgers and records of the Holder as accurately maintained.

         This Note is one of the Revolving Loan Notes defined and referred to in, and is entitled to the benefits of, a certain Credit Agreement dated as of December 10, 1997, among the Borrower, the banks named therein, KeyBank National Association, as Administrative Agent, and National City Bank, as Syndication Agent (said Credit Agreement, as it may be from time to time amended, restated, or otherwise modified, being herein called the "Credit Agreement"). Reference is made to the Credit Agreement for a statement of the rights of the Holder and the duties and obligations of the Borrower in relation thereto, but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due. Capitalized terms used in this Note but not defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         The principal of this Note shall be due and payable on the Termination Date, or earlier as provided in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount of this Note from time to time outstanding from the date of this Note until the payment in full thereof at the rates per annum determined in accordance with the provisions of the Credit Agreement. Interest shall be payable on each date provided for in or determined in accordance with the provisions of the Credit Agreement; provided, that interest on any principal not paid when due shall be due and payable on demand.

         Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

         Reference is hereby made to the Credit Agreement, which contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events and for voluntary prepayments hereon. The term "Holder" includes the successors and assigns, if any, of the Holder named in the first paragraph hereof.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate(s) equal to the rate(s) otherwise in effect pursuant to the Credit Agreement plus two percent (2%) per annum. All payments of principal of and interest on this Note shall be made in immediately available funds.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and bringing suit, and agrees that Holder may extend the time for payment, accept partial payment, take security therefor or exchange or release any collateral, without discharging or releasing the Borrower.

         This Note was executed in Cleveland, Cuyahoga County, Ohio. The construction, validity and enforceability of this Note shall be governed by the laws of the State of Ohio.

         The Borrower authorizes any attorney at law to appear before any Court of record, state or Federal, in the county where this Note was executed or where the Borrower resides or may be found, after the unpaid principal balance of this Note becomes due, either by lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, and waive the issuance and service of process, admit the maturity of this Note, by reason of acceleration or otherwise, and confess judgment against the Borrower in favor of the Holder of this Note for the amount then appearing due on this Note, together with interest thereon and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The Borrower expressly authorizes any attorneys for the Holder to receive compensation from the Holder for services rendered in exercising the foregoing warrant of attorney and in the enforcement of any judgment obtained against the Borrower in favor of the Holder on this Note, and the Borrower expressly waives any conflict of interest to which any attorneys for the Holder may be subject that may arise in connection with such attorneys exercising any of the rights and/or powers of the Holder provided for herein or the enforcement of any judgment hereon in favor of Holder. The foregoing warrant of attorney shall survive any judgment and may be used from time to time without exhausting the right to further use the warrant of attorney and, if any judgment be vacated for any reason, the Holder of this Note nevertheless may use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower.

         "WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGEMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."



                                   FOREST CITY RENTAL PROPERTIES
                                   CORPORATION



                                   By  /s/ Thomas G. Smith
                                      -----------------------------------------
                                      Thomas G. Smith, Vice President and
                                      Assistant Secretary

                    FOREST CITY RENTAL PROPERTIES CORPORATION
                          CERTIFIED COPY OF RESOLUTION



         The undersigned, as Assistant Secretary of Forest City Rental Properties Corporation, a corporation organized and existing under the laws of the State of Ohio, hereby certifies that at a special meeting of the Board of Directors of the corporation duly called and held on the 16th day of December, 1997, at which meeting a quorum was present and acting throughout, the following resolutions were duly adopted by the unanimous vote of all directors present, have not been repealed, altered or amended, and are presently in full force and effect:

         WHEREAS, Forest City Rental Properties Corporation (the "Borrower") has entered into that certain Credit Agreement dated as of December 10, 1997 with KeyBank National Association, for itself and as administrative agent (the "Administrative Agent") for the Banks (as hereinafter defined), National City Bank, for itself and as syndication agent (the "Syndication Agent") for the Banks (as hereinafter defined) (the Administrative Agent and Syndication Agent are hereinafter referred to as the "Agents"), The Huntington National Bank, Comerica Bank, First Merit Bank, Credit Lyonnais, Manufacturers and Traders Trust Company and Star Bank (the "Banks") (the Agents and the Banks are hereinafter collectively referred to as the "Lender") providing for loan commitments in the aggregate original principal amount of $207,000,000, consisting of an original principal amount of $55,200,000 in term loans (collectively the "Term Loans" or singularly the "Term Loan") and an original principal amount of $151,800,000 in revolving loans (collectively the "Revolving Loans" or singularly the "Revolving Loan"), which amount includes letters of credit up to an aggregate amount at any one time outstanding of $30,000,000 all on the terms and conditions therein provided (the "Credit Agreement"); and

         WHEREAS, Forest City Enterprises, Inc., the sole shareholder of the Corporation (the "Guarantor"), entered into that certain Guaranty of Payment of Debt dated as of December 10, 1997, with respect to the Credit Agreement; and

         WHEREAS, the Borrower and the Lender desire to enter into a First Amendment to Credit Agreement dated as of January 20, 1998 (the "First Amendment") to amend, inter alia, Section 2.01(a) and Exhibit A to the Credit Agreement to add U.S. Bank National Association ("U.S. Bank") as a Bank under the Credit Agreement, thereby providing for loan commitments from the Banks in the aggregate principal amount of $225,000,000, consisting of a principal amount of $60,000,000 in Term Loans and a principal amount of $165,000,000 in Revolving Loans, which amount includes letters of credit up to an aggregate amount at any one time outstanding of $30,000,000 all on the terms and conditions therein provided; and

         WHEREAS, the Lender and the Guarantor have also agreed to enter into that certain First Amendment to Guaranty of Payment of Debt to revise Section 2 to amend the aggregate loan amount from $207,000,000 to $225,000,000; and

         WHEREAS, to evidence the obligation of the Corporation to repay the Term Loan from U.S. Bank, the Corporation shall execute and deliver to U.S.
Bank a term note (the "Term Note") in the original principal amount of $4,800,000 dated as of the date such Term Loan is made, and payable to the order of U.S. Bank under the terms of the Credit Agreement; and

         WHEREAS, to evidence the obligation of the Corporation to repay the Revolving Loan from U.S. Bank, the Corporation shall execute and deliver to U.S. Bank a revolving note (the "Revolving Note"), in the original principal amount of $13,200,000 dated as of the date such Revolving Loan is made, payable to the order of U.S. Bank making such loan under the terms of the Credit Agreement; and

         WHEREAS, the Corporation is hereby authorized to execute and deliver to the Lender the First Amendment, the Term Note, the Revolving Note, and any other documents (the "Other Documents") necessary or required to effectuate the transactions contemplated by the First Amendment (the First Amendment, Term Note, Revolving Note and Other Documents are hereinafter referred to as the "Transaction Documents"); and

         WHEREAS, the execution and delivery of the Transaction Documents are in the best interest of the Corporation, and the Corporation should accordingly enter into the Transaction Documents.

         NOW, THEREFORE, be it and it is hereby resolved by the Corporation:

         1. That Albert B. Ratner, Vice President and Assistant Secretary; or Samuel H. Miller, Vice President and Treasurer; or Charles A. Ratner, Chairman of the Board and Vice President; or Thomas G. Smith, Vice President and Assistant Secretary, as officers of the Corporation, be, and each of them hereby is, authorized and directed for and on behalf of and in the name of the Corporation to enter into, execute and deliver the Transaction Documents to which the Corporation is a party substantially in the forms presented this date to each member of this Executive Committee of the Board of Directors, which documents and agreements are hereby approved with such additional, modified or revised terms as may be acceptable to such officer or officers as conclusively evidenced by their execution thereof.

         2. That the above-named officers of the Corporation be, and each of them hereby is, authorized and directed to do all such things and acts and to make, execute and deliver all such other agreements, instruments and documents and to pay all such costs, expenses and taxes on behalf of the Corporation as such officer or officers shall deem necessary or desirable in order to carry out the purposes and intent of these resolutions, and that all of the acts and doings of such officers which are consistent with the purposes and intent of these resolutions shall be, and the same hereby are, in all respects ratified, approved and confirmed.

         IN WITNESS WHEREOF, I have set my hand as Assistant Secretary of Forest City Rental Properties Corporation as of the 20th day of January, 1998



                                   FOREST CITY RENTAL PROPERTIES CORPORATION



                                   By: /s/ Thomas G. Smith
                                       -----------------------------------------
                                        Thomas G. Smith, Assistant Secretary

                          FOREST CITY ENTERPRISES, INC.
                          -----------------------------

                     CERTIFIED COPY OF CORPORATE RESOLUTION
                     --------------------------------------



         The undersigned, as Secretary of Forest City Enterprises, Inc., a corporation organized and existing under the laws of the State of Ohio (the "Corporation"), hereby certifies that at a special meeting of the Board of Directors of said Corporation duly called and held on the 16th day of December, 1997, at which meeting a quorum of said Executive Committee of the Board of Directors (the "Executive Committee") was present and acting throughout, the following resolutions were duly adopted by the unanimous vote of all the directors present, and the same are presently in full force and effect:

         WHEREAS, the Corporation is the sole shareholder of Forest City Rental Properties Corporation, an Ohio corporation ("Borrower") and the guarantor (the "Guarantor") under the Guaranty (as hereinafter defined) relating to the Credit Agreement dated as of December 10, 1997 with KeyBank National Association, for itself and as administrative agent (the "Administrative Agent") for the Banks (as hereinafter defined), National City Bank, for itself and as syndication agent (the "Syndication Agent") for the Banks (as hereinafter defined) (the Administrative Agent and Syndication Agent are hereinafter referred to as the "Agents"), The Huntington National Bank, Comerica Bank, First Merit Bank, Credit Lyonnais, Manufacturers and Traders Trust Company and Star Bank (the "Banks") (the Agents and the Banks are hereinafter referred to as the "Lender") providing for loan commitments in the aggregate original principal amount of $207,000,000, consisting of an original principal amount of $55,200,000 in term loans (the "Term Loans") and an original principal amount of $151,800,000 in revolving loans (the "Revolving Loans"), which amount includes letters of credit up to an aggregate amount at any one time outstanding of $30,000,000 all on the terms and conditions therein provided (the "Credit Agreement"); and

         WHEREAS, the Lender and the Corporation have agreed to amend, inter alia, Section 2 of the Guaranty as more fully set forth in the First Amendment to the Guaranty to evidence loan commitments from the Lender to the Borrower in the aggregate principal amount of $225,000,000; and

         WHEREAS, the Lender has required, as a condition to such modification of the Credit Agreement and amendment of the Guaranty, that the Corporation execute and deliver to the Lender that certain First Amendment to Guaranty of Payment of Debt dated as of January 20, 1998 (the "Guaranty Amendment"); and

         WHEREAS, the Corporation is hereby authorized to execute and deliver the Guaranty Amendment and the Consent of Guarantor (the "Consent") to the Lender; and

         WHEREAS, the Corporation will benefit from the transactions described herein.

         NOW, THEREFORE, be it and it is hereby resolved by the Corporation:

         1. That Charles A. Ratner, President and Chief Executive Officer; Albert B. Ratner, Co-Chairman of the Board; Samuel H. Miller, Co-Chairman of the Board and Treasurer; or Thomas G. Smith, Senior Vice President, Chief Financial Officer and Secretary, as officers of the Corporation, be, and each of them hereby is, authorized and directed for and on behalf of and in the name of the Corporation to enter into, execute and deliver the Guaranty Amendment and Consent to which the Corporation is a party substantially in the form presented this date to each member of this Executive Committee, which document and agreement is hereby approved with such additional, modified or revised terms as may be acceptable to such officer or officers as conclusively evidenced by their execution thereof.

         2. That the above-named officers of the Corporation be, and each of them hereby is, authorized and directed to do all such things and acts and to make, execute and deliver all such other agreements, instruments and documents and to pay all such costs, expenses and taxes on behalf of the Corporation as such officer or officers shall deem necessary or desirable in order to carry out the purposes and intent of these resolutions, and that all of the acts and doings of such officers which are consistent with the purposes and intent of these resolutions shall be, and the same hereby are, in all respect ratified, approved and confirmed.

         IN WITNESS WHEREOF, I have set my hand as Secretary of Forest City Enterprises, Inc., as of the 20th day of January, 1998.



                                       FOREST CITY ENTERPRISES, INC.

                                       By:  /s/ Thomas G. Smith
                                           -------------------------------------
                                            Thomas G. Smith, Secretary